LB-UBS COMMERCIAL MORTGAGE
                                 TRUST 2000-C1

                        COMMERCIAL MORTGAGE PASS-THROUGH
                          CERTIFICATES, SERIES 2000-C1

                          INITIAL MORTGAGE POOL BALANCE
                           APPROXIMATELY $1.37 BILLION

Warburg Dillon Read                                           LEHMAN BROTHERS

   MORGAN STANLEY DEAN WITTER                      DEUTSCHE BANC ALEX.BROWN

THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY SECURITIES ARE MADE ONLY BY, AND THIS INFORMATION MUST BE READ IN CONJUNCTION WITH, THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS OR, IF NOT REGISTERED UNDER THE SECURITIES ACT OF 1933, THE FINAL OFFERING MEMORANDUM (THE "OFFERING DOCUMENT"). INFORMATION CONTAINED HEREIN DOES NOT PURPORT TO BE COMPLETE AND IS SUBJECT TO THE SAME QUALIFICATIONS AND ASSUMPTIONS, AND SHOULD BE CONSIDERED BY INVESTORS ONLY IN THE LIGHT OF THE SAME WARNINGS, LACK OF ASSURANCES AND REPRESENTATIONS AND OTHER PRECAUTIONARY MATTERS, AS DISCLOSED IN THE OFFERING DOCUMENT. INFORMATION REGARDING THE UNDERLYING ASSETS HAS BEEN PROVIDED BY THE SELLERS OF THOSE UNDERLYING ASSETS, THE ISSUER OF THE SECURITIES OR THEIR RESPECTIVE AFFILIATES AND HAS NOT BEEN INDEPENDENTLY VERIFIED BY THE UNDERWRITERS OR THEIR RESPECTIVE AFFILIATES. THE ANALYSES CONTAINED HEREIN HAVE BEEN PREPARED AND DISSEMINATED BY THE UNDERWRITERS AND NOT BY THE ISSUER. THIS INFORMATION WAS PREPARED ON THE BASIS OF CERTAIN ASSUMPTIONS (INCLUDING, IN CERTAIN CASES, ASSUMPTIONS SPECIFIED BY THE RECIPIENT HEREOF) REGARDING PAYMENTS, INTEREST RATES, WEIGHTED AVERAGE LIVES AND WEIGHTED AVERAGE LOAN AGE, LOSS AND OTHER MATTERS, INCLUDING, BUT NOT LIMITED TO, THE ASSUMPTIONS DESCRIBED IN THE OFFERING DOCUMENT. NEITHER THE UNDERWRITERS NOR ANY OF THEIR RESPECTIVE AFFILIATES MAKES ANY REPRESENTATION OR WARRANTY AS TO THE ACTUAL RATE OR TIMING OF PAYMENTS ON ANY OF THE UNDERLYING ASSETS OR THE PAYMENTS OR YIELD ON THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS HEROF AND BY THE OFFERING DOCUMENT).

Transaction Highlights
================================================================================

Initial Mortgage Pool Balance:     Approximately $1.37 billion

Public Certificates:               Approximately $1.28 billion

Private Certificates:              Approximately $90.5 million

Co-Lead Managers:                  Warburg Dillon Read LLC and Lehman Brothers
                                   Inc.

Co-Managers:                       Morgan Stanley & Co. Incorporated and
                                   Deutsche Bank Securities Inc.

Rating Agencies:                   Moody's Investor's Service, Inc. & Fitch IBCA
                                   Inc.

E-Bond Offering:                   First ever public CMBS transaction offered by
                                   Lehman Brothers Inc. and Warburg Dillon Read
                                   LLC over the Internet. Investors with Lehman accounts will be able to place orders online.

Trustee:                           LaSalle Bank National Association

Fiscal Agent:                      ABN AMRO Bank N.V.

Master Servicer:                   First Union National Bank

Special Servicer:                  Lennar Partners, Inc.

Transaction Highlights
================================================================================

Determination Date:                11th day of each month or if such day is not
                                   a business day, then the following business day

Distribution Date:                 4th business day after the Determination Date
                                   of each month, commencing in April 2000


Eligibility for Underwriters'      Classes A-1, A-2, and X
Prohibited Transaction
Exemption for ERISA Purposes:

DTC:                               All public certificates

Bloomberg:                         Cash flows will be modeled on Bloomberg

Denominations:                    Class                   Minimum Denomination*
                       ------------------------------     ---------------------
                       A Classes, B, C, D, E, F and G           $10,000
                                    X                          $250,000
                         *Increments $1 thereafter.

Transaction Highlights
================================================================================

CMBS "E-Bond" Offering

o LB-UBS 2000-C1 will be the first public CMBS transaction to be offered by Lehman Brothers Inc. and Warburg Dillon Read LLC over the Internet.

o Subject to approval, investors will have access to the Internet site through Lehman Brothers' Client Access Site at: www.client.lehman.com

o The Client Access Site will also allow investors to place orders over the Internet if they so desire.

o     On the site, investors will be provided with:

      -- General details of the offering (summary of terms, structural highlights, parties involved in the transaction, etc.)

      -- Informational materials such as this book, structural and collateral term sheets and links to the Bloomberg slide show

      --    Roadshow schedule

      --    Preliminary/Final Prospectus Supplement

      --    Base Prospectus

Structural Highlights
================================================================================

Certificates

 [The following table was depicted as a graphic chart in the printed material.]

          Offered Certificates               Private, 144A Certificates
          --------------------               --------------------------
               Class A-1                               Class H
               Class A-2                               Class J
                Class B                                Class K
                Class C                                Class L
                Class D                                Class M
                Class E                                Class N
                Class F                                Class P
                Class G

                                    Class X

Structural Highlights
================================================================================

Bond Structure

o     Sequential pay structure.

o Interest and principal to senior classes before subsequent classes receive interest and principal.

o Credit enhancement for each class will be provided by the classes which are subordinate.

o Losses allocated in reverse sequential order starting with the non-rated principal balance class (Class P).

==================================================================================================================
            Original Face            Rating           Credit                        Avg. Life(2)       Principal
 Class        Amount ($)         (Moody's/Fitch)     Support      Description(1)      (years)          Window (2)
==================================================================================================================
  A-1        $395,000,000           Aaa / AAA         20.25%        Capped WAC         5.728         04/00 - 05/09
------------------------------------------------------------------------------------------------------------------
  A-2         698,271,000           Aaa / AAA         20.25%        Capped WAC         9.567         05/09 - 01/10
------------------------------------------------------------------------------------------------------------------
   B           75,398,000           Aa2 / AA          14.75%        Capped WAC         9.775         01/10 - 01/10
------------------------------------------------------------------------------------------------------------------
   C           51,408,000            A2 / A           11.00%        Capped WAC         9.799         01/10 - 02/10
------------------------------------------------------------------------------------------------------------------
   D           20,563,000            A3 / A-           9.50%        Capped WAC         9.858         02/10 - 02/10
------------------------------------------------------------------------------------------------------------------
   E           13,708,000          Baa1 / BBB+         8.50%        Capped WAC         9.858         02/10 - 02/10
------------------------------------------------------------------------------------------------------------------
   F           13,709,000          Baa2 / BBB          7.50%        Capped WAC         9.858         02/10 - 02/10
------------------------------------------------------------------------------------------------------------------
   G           12,338,000          Baa3 / BBB-         6.60%        Capped WAC         9.858         02/10 - 02/10
------------------------------------------------------------------------------------------------------------------
   H           21,934,000              (5)             5.00%        Capped WAC         9.858         02/10 - 02/10
------------------------------------------------------------------------------------------------------------------
   J           17,136,000              (5)             3.75%        Capped WAC         9.858         02/10 - 02/10
------------------------------------------------------------------------------------------------------------------
   K           10,281,000              (5)             3.00%        Capped WAC         9.903         02/10 - 03/10
------------------------------------------------------------------------------------------------------------------
   L           10,967,000              (5)             2.20%        Capped WAC         9.983         03/10 - 04/10
------------------------------------------------------------------------------------------------------------------
   M           12,338,000              (5)             1.30%        Capped WAC        10.227         04/10 - 02/11
------------------------------------------------------------------------------------------------------------------
   N            4,113,000              (5)             1.00%        Capped WAC        12.359         02/11 - 01/14
------------------------------------------------------------------------------------------------------------------
   P           13,709,183              (5)             N/A          Capped WAC        17.246         01/14 - 03/20
------------------------------------------------------------------------------------------------------------------
   X        1,370,873,183(3)        Aaa / AAA          N/A            WAC I/O          8.599(4)      04/00 - 03/20
==================================================================================================================
Total:     $1,370,873,183              --               --              --              --                 --
==================================================================================================================

(1) "Capped WAC" describes a coupon equal to the lesser of the initial coupon for the subject class and a weighted average of net mortgage interest rates on the underlying mortgage loans.
(2) Expected assuming among other things, 0% CPR, no losses and that ARD loans pay off on their Anticipated Repayment Date.
(3)   Represents notional amount on Class X.
(4)   Represents average life of notional amount on Class X.
(5)   Not offered hereby.

Structural Highlights
================================================================================

Call Protection

================================================================================
                                                           % of Total Pool
================================================================================
        Total Loans With Lock-Out                               100.0%
--------------------------------------------------------------------------------
      Loans With Initial Lock-Out &                             70.2%
          Defeasance Thereafter
--------------------------------------------------------------------------------
      Loans With Initial Lock-Out &                             29.4%
       Yield Maintenance Thereafter
--------------------------------------------------------------------------------
        Weighted Average Remaining                            9.3 years
         Lock-Out and Defeasance*
--------------------------------------------------------------------------------
       Weighted Average Open Period                           2.5 months
================================================================================
*     Only for loans with defeasance.

     ===============================================================
     Open Period at End            Number of            % of Initial
           Of Loan                   Loans              Pool Balance
     ---------------------------------------------------------------
            None                       28                  10.74
     ---------------------------------------------------------------
          1 Month                      32                  10.21
     ---------------------------------------------------------------
          2 Months                     11                   8.16
     ---------------------------------------------------------------
          3 Months                    109                  68.31
     ---------------------------------------------------------------
          4 Months                      1                   0.65
     ---------------------------------------------------------------
          6 Months                      9                   1.92
     ===============================================================
           Total:                     190                  100.0%
     ===============================================================

Structural Highlights
================================================================================

Prepayment Premiums*

=============================================================================================================================
  Prepayment
   Premium       3/1/00    3/1/01   3/1/02    3/1/03    3/1/04    3/1/05     3/1/06    3/1/07    3/1/08     3/1/09    3/1/10
-----------------------------------------------------------------------------------------------------------------------------
Lock-Out/Def.    100.0%    100.0%   100.0%    72.2%      70.3%     68.3%     68.3%      77.2%     77.2%     74.4%     100.0%
-----------------------------------------------------------------------------------------------------------------------------
 Yield Maint.      -         -         -      27.8%      29.7%     31.3%     31.3%      22.8%     22.8%     22.8%        -
=============================================================================================================================
  Sub-Total      100.0%    100.0%   100.0%    100.0%    100.0%     99.6%     99.6%     100.0%    100.0%     97.2%     100.0%
=============================================================================================================================

=============================================================================================================================
      5%           -         -         -        -          -         -         -          -         -         -          -
-----------------------------------------------------------------------------------------------------------------------------
      4%           -         -         -        -          -         -         -          -         -         -          -
-----------------------------------------------------------------------------------------------------------------------------
      3%           -         -         -        -          -         -         -          -         -         -          -
-----------------------------------------------------------------------------------------------------------------------------
      2%           -         -         -        -          -       0.4%        -          -         -         -          -
-----------------------------------------------------------------------------------------------------------------------------
      1%           -         -         -        -          -         -        0.4%        -         -         -          -
-----------------------------------------------------------------------------------------------------------------------------
     Open          -         -         -        -          -         -         -          -         -        2.8%        -
=============================================================================================================================
    Total        100.0%    100.0%   100.0%    100.0%    100.0%    100.0%     100.0%    100.0%    100.0%     100.0%    100.0%
=============================================================================================================================

* % represents % of then outstanding balance as of the date shown, assuming no prepayments and defaults.

Structural Highlights
================================================================================

Prepayment Premium Allocation Example:

The yield maintenance charge due in connection with a prepayment will generally be equal to the present value of the reduction in interest payments as a result of the prepayment through the maturity of the prepaid Mortgage Loan, discounted at the yield (converted from semi-annual to monthly pay) of a Treasury security of similar maturity in most cases, assuming ARD loans mature on their Anticipated Repayment Dates.

A portion of any collected prepayment premium will be paid on the Class of Principal Balance Certificates senior to the Class J Certificates then receiving principal based on the Discount Rate Fraction Methodology. The following example reflects that method. The balance of the prepayment premium will be distributed to the Class X Certificates.

Discount Rate Fraction Methodology:

Mortgage Loan Characteristics of Mortgage Loan being prepaid:

                     Balance:                                   $10,000,000
                     Coupon:                                    8.00%
                     Maturity:                                  10 years
Treasury Rate (monthly):                                        6.50%

Certificate Characteristics:
                     Class A-1 Coupon:                          7.50%

Discount Rate Fraction Example:

============================================================================================
                                                     Class A-1                Class X
                                                    Certificates            Certificates
============================================================================================
Principal Payment                                   $10,000,000                 N/A
--------------------------------------------------------------------------------------------
Discount Rate Fraction Calculation

(Class A-1 Coupon - Reinvestment Yield) /        (7.50% - 6.50%) /
                                                                         (100.0% - 66.7%) =
(Gross Mortgage Rate - Reinvestment Yield) =     (8.00% - 6.50%) =             33.3%

Discount Rate Fraction =                               66.7%
--------------------------------------------------------------------------------------------
% of Premium Allocated to Classes                      66.7%                   33.3%
============================================================================================

Pool Highlights
================================================================================

o The pool is comprised of conventional conduit loans and investment grade rated large loans:

================================================================================
                        Number    Total Principal Balance       % of Total
                       of Loans     as of Cut-Off Date        Mortgage Pool
================================================================================
      Conduit            186          $938,197,945                  68.4%
--------------------------------------------------------------------------------
 Investment Grade          4          $432,675,239                  31.6%
 Rated Large Loans
================================================================================
  Total Mortgage
      Pool:              190        $1,370,873,184                 100.0%
================================================================================

o The investment grade loans have been further de-levered by utilizing the A/B structure that Lehman developed in LBCMT 1999-C2.

---------------      --------        ---------------        --------------
                --->  A Note   --->   AA Cashflows*   --->      LB-UBS
                                                                2000-C1
  Investment         --------        ---------------        --------------
 Grade Loan
Rated by Fitch       --------        ---------------        --------------
                                       A Cashflows
                --->  B Note   --->  ---------------  --->   B Note Trust
                                      BBB Cashflows            or Holder
---------------      --------        ---------------        --------------


* Fitch has indicated to the Depositor that a portion of the A Note proceeds is expected to contribute to AAA cash flows while the remainder of such A Note proceeds will contribute towards AA cash flows of the LB-UBS 2000-C1 transaction.

o B Note receives no principal until the principal amount on the A Note has been paid in full.

Pool Highlights
================================================================================

o     The A Note DSCR and LTV is set forth below:

================================================================================
                       A Note DSCR and LTV Characteristics
================================================================================
            Cherry        Annapolis Mall     Westfield          Sangertown
          Creek Mall                         Portfolio            Square
================================================================================
 DSCR(1)    1.71x             1.51x            1.87x              1.76x
--------------------------------------------------------------------------------
  LTV       47.6%             58.3%            43.0%              40.9%
================================================================================
(1)   Based on underwritten net cash flow.

Pool Highlights
================================================================================

================================================================================
       General Pool Characteristics as of the Cut-Off Date, March 11, 2000
================================================================================
Size of Pool                                                     $1,370,873,184
--------------------------------------------------------------------------------
Contributor of Collateral               UBS Principal Finance LLC ("UBS") 67.6%
                                                                   Lehman 32.4%
--------------------------------------------------------------------------------
Number of Loans                                                             190
--------------------------------------------------------------------------------
Weighted Average Gross WAC                                               8.336%
--------------------------------------------------------------------------------
Weighted Average Remaining WAM(1)                                    110 months
--------------------------------------------------------------------------------
Average Balance                                                      $7,215,122
--------------------------------------------------------------------------------
Largest Loan                                                       $148,497,918
--------------------------------------------------------------------------------
Largest Conduit Loan                                                $36,312,585
--------------------------------------------------------------------------------
WA DSCR(2)                                                                1.44x
--------------------------------------------------------------------------------
Min - Max DSCR(2)                                                 1.20x - 2.43x
--------------------------------------------------------------------------------
WA LTV(2)                                                                 63.4%
--------------------------------------------------------------------------------
Min - Max LTV(2)                                                  33.4% - 79.9%
--------------------------------------------------------------------------------
WA LTV at Maturity(2)                                                     57.4%
--------------------------------------------------------------------------------
Geographic Diversity                                                  31 states
--------------------------------------------------------------------------------
Balloon or ARD Loans                                                      98.2%
================================================================================
(1)   Assumes ARD loans mature on their Anticipated Repayment Dates.
(2) Excluding Credit Tenant Lease ("CTL") Loans but including other fully amortizing loans.

Pool Highlights
================================================================================

Origination and Structuring

o Sponsors of properties securing loans in the LB-UBS 2000-C1 transaction include the following:

      --    Large Loan Sponsors

            o     Westfield America, Inc.

            o     Taubman Centers Inc.

            o     The Pyramid Companies

      --    Conduit Sponsors

            o     Westfield America, Inc.

            o     Konover Properties

            o     W.P. Carey

            o     Capital Senior Living

            o     The Related Company

Pool Highlights
================================================================================

Origination and Structuring (cont'd)

o     Conduit Origination

      -- UBS and Lehman re-underwrite loans not directly originated by UBS or Lehman, respectively--no secondary market loan purchases

      -- Underwritten NCF either verified on conduit loans subject to a variance of 2.5% or re-underwritten by third party service providers (i.e., by Univest for UBS and by Deloitte & Touche for Lehman)

      -- All hospitality loans have "agreed upon procedures" performed by a "Big Five" accounting firm to verify revenue and expense items

      -- Sponsor/principal due diligence performed for all loans using a combination of either Lexis/Nexis, bank references, Equifax, TRW reports, litigation searches or other types of credit history checks

      -- Appraisals are prepared in accordance with USPAP standards by approved vendors (all FIRREA appraisals)

      --    Substantially all borrowers are single asset entities

      --    Non-consolidation opinions

            o Delivered for substantially all loans with principal balances greater than $15 million

            o     Delivered for all hospitality loans

      -- Cash management systems affecting approximately 77.9% of the Pool balance.

            o     Springing lockbox - 49.3% of the Pool balance.

            o     Hard lockbox - 28.6% of the Pool balance.

Pool Highlights
================================================================================

Origination and Structuring (cont'd)

      --    Fully Funded Escrows:

=============================================================================================
       Pool              % of Pool w/ Funded Escrows*  Current Balance*      Annual Deposits*
---------------------------------------------------------------------------------------------
Replacement Reserves               89.5%                   $1,793,776           $3,437,452
---------------------------------------------------------------------------------------------
Taxes                              98.1%                      N/A              $14,256,514
---------------------------------------------------------------------------------------------
Insurance                          91.1%                      N/A               $2,156,843
---------------------------------------------------------------------------------------------
TI & LC Commercial                 71.9%                   $2,736,879           $3,811,136
=============================================================================================

*     Excludes Credit Tenant Lease ("CTL") and Large Loans.

Pool Highlights
================================================================================

Origination and Structuring (cont'd)

o     Large Loan Origination and Structuring

      --    All borrowers are special purpose entities

      -- All Large Loans have "agreed upon procedures" or audited statements performed by a "Big Five" accounting firm to verify income and expenses

      -- All investment grade Large Loan proceeds have been sized to "AA" leverage levels from Fitch (approximately 31.6% of the Mortgage
            Pool)

o     Credit Tenant Lease Origination and Structuring

      -- All CTL loans are self-amortizing or have the benefit of a residual value insurance policy.

      --    All CTL loans have hard lockboxes.

      -- All non "bond" type CTL loans have the benefit of lease enhancement policies issued by Chubb Custom Insurance

      -- Weighted average credit rating of A+/A2 (no credit below A-/A3) by S&P and Moody's, respectively

      --    2.3% of the Mortgage Pool

Pool Highlights
================================================================================

Property Type: Aggregate Pool

o Multifamily(1), Office, Industrial/Warehouse, Mobile Home Parks, Anchored Retail and standalone investment grade loans (all of which are Regional Mall(2) loans) comprise approximately 89.4% of the Initial Pool
      Balance.

o Investment grade Regional Mall(2) loans sized to "AA" leverage from Fitch comprise 31.6% of the Initial Pool Balance.


================================================================================
                         Property Type (Aggregate Pool)
================================================================================

   [The following table was depicted as a pie chart in the printed material.]

Regional Mall(2)                31.6%
Mobile Home Park                 2.9%
Mixed Use                        0.7%
Multifamily(1)                  14.5%
CTL                              2.3%
Hotel                            2.6%
Office                          20.9%
Self Storage                     1.0%
Industrial/Warehouse             4.1%
Anchored Retail                 15.4%
Unanchored Retail                3.9%
================================================================================
(1)   Includes Senior Housing loans.
(2) Regional Mall property type includes Eastland Center property of the Westfield Portfolio which is a power center.

Pool Highlights
================================================================================

Property Type: Conduit Portion Only

o Multifamily, Mobile Home Park, Industrial/Warehouse, Office and Anchored Retail comprise approximately 84.6% of the conduit portion of the Mortgage Pool.

================================================================================
                      Property Type (Conduit Portion Only)
================================================================================

   [The following table was depicted as a pie chart in the printed material.]

Anchored Retail                 22.5%
Mobile Home Park                 4.2%
Mixed Use                        1.1%
Multifamily(1)                  21.2%
CTL                              3.4%
Hotel                            3.8%
Office                          30.6%
Self Storage                     1.5%
Industrial/Warehouse             6.1%
Unanchored Retail                5.7%
================================================================================
(1)   Includes Senior Housing loans.

Pool Highlights
================================================================================

Geographic Diversity

o     Loans are secured by properties located in 31 states.

================================================================================
                               State Distribution
================================================================================

   [The following table was depicted as a pie chart in the printed material.]

CA                            15.0%
NY                            14.1%
MD                            13.8%
CO                            12.4%
TX                             8.1%
HJ                             5.5%
GA                             4.8%
Other                         26.3%
================================================================================
*     All other individual states comprise less than 4% of the Initial Pool
      Balance.

Pool Highlights
================================================================================

Loan Size Diversity

o     190 mortgage loans

o     Average loan size (Aggregate Pool): $7,215,122

o     Average loan size (conduit component): $5,044,075

o Largest loan is shadow rated "AA" by Fitch and comprises 10.8% of the Initial Pool Balance (Cherry Creek Mall)

o Investment grade Large Loans sized to "AA" leverage by Fitch comprise 31.6% of the Initial Pool Balance

================================================================================
                             Loan Size Distribution
================================================================================

   [The following table was depicted as a bar chart in the printed material.]

$ millions                %               # of Loans
----------              ------            ----------
<$2                      4.4%                55
$2-$6                   23.0%                87
$6-$10                  11.4%                19
$10-$14                 10.5%                12
$14-$18                  8.1%                 7
$18-$24                  4.6%                 3
$24-$36                  3.8%                 2
$36-$58                  2.6%                 1
$58-$66                  4.5%                 1
$66-$138                16.2%                 2
$138>                   10.8%                 1
================================================================================

Pool Highlights
================================================================================

Debt Service Coverage Ratio(1)

o     Weighted average debt service coverage of 1.44x

================================================================================
                           Debt Service Coverage Ratio
================================================================================
      Property Type            % of Pool            WA DSCR      Min - Max DSCR
--------------------------------------------------------------------------------
  Retail                          50.9%              1.56x       1.20x - 1.87x
--------------------------------------------------------------------------------
      Regional(1,2)               31.6%              1.70x       1.51x - 1.87x
--------------------------------------------------------------------------------
      Anchored                    15.4%              1.33x       1.20x - 1.78x
--------------------------------------------------------------------------------
      Unanchored                  3.9%               1.32x       1.25x - 1.44x
--------------------------------------------------------------------------------
  Office                          20.9%              1.29x       1.22x - 1.47x
--------------------------------------------------------------------------------
  Multifamily(3)                  14.5%              1.30x       1.20x - 1.82x
--------------------------------------------------------------------------------
  Industrial/Warehouse            4.1%               1.34x       1.20x - 1.52x
--------------------------------------------------------------------------------
  Mobile Home Park                2.9%               1.39x       1.20x - 1.84x
--------------------------------------------------------------------------------
  Hotel                           2.6%               1.54x       1.40x - 2.43x
--------------------------------------------------------------------------------
      Limited Service             1.4%               1.65x       1.40x - 2.43x
--------------------------------------------------------------------------------
      Full Service                1.1%               1.41x       1.40x - 1.42x
--------------------------------------------------------------------------------
  CTL                             2.3%                N/A             N/A
--------------------------------------------------------------------------------
  Self Storage                    1.0%               1.31x       1.30x - 1.38x
--------------------------------------------------------------------------------
  Mixed Use                       0.7%               1.36x       1.25x - 1.59x
================================================================================
  Total:                          100.0%             1.44x       1.20x - 2.43x
================================================================================

   [The following table was depicted as a bar chart in the printed material.]

                               # of Loans
                               ----------
1.20x-1.24x         17.9%          28
1.25x-1.29x         20.0%          49
1.30x-1.34x         11.4%          32
1.35x-1.39x          8.4%          23
1.40x-1.49x          4.7%          22
1.50x-1.69x         11.9%          19
1.70x-1.79x         17.8%           6
1.80x-2.59x          8.0%           4

(1)   Excludes CTL loans.
(2) All the investment grade Regional Mall loans have been sized to "AA" leverage by Fitch.
(3) Regional Mall portion includes Eastland Center property of the Westfield Portfolio which is a power center.
(4)   Includes Senior Housing loans.

Pool Highlights
================================================================================

Loan to Value(1)

o     Weighted Average Loan to Value of 63.4%

o Weighted Average Loan to Value at Balloon or ARD of 57.4% (including fully amortizing loans other than CTL loans)

================================================================================
                                  Loan to Value
================================================================================

                           # of Loans
                           ----------
30%-45%        12.4%           4
45%-50%        11.8%           5
50%-55%         1.4%           7
55%-60%        15.0%          17
60%-65%         6.8%          11
65%-70%         8.0%          29
70%-75%        26.8%          68
75%-80%        18.0%          42
================================================================================
(1)   Excludes CTL loans.

Pool Highlights
================================================================================

Credit Tenant Lease Loans

o CTL loans comprise 2.3% of the Initial Pool Balance and have an approximate weighted average credit rating of A+/A2 (S&P/Moody's).

===============================================================================================
                                       Tenants/Guarantors
===============================================================================================
           Tenant/Guarantor               Current Balance        S&P Rating      Moody's Rating
-----------------------------------------------------------------------------------------------
  Super Stop & Shop (Ahold Guaranty)        $14,300,000              A-               A3
-----------------------------------------------------------------------------------------------
  CVS                                         8,502,001              A                A3
-----------------------------------------------------------------------------------------------
  BellSouth                                   5,962,636             AAA               Aa2
-----------------------------------------------------------------------------------------------
  Walgreens                                   3,226,473            A+(1)              Aa3
===============================================================================================
TOTAL/WEIGHTED AVG.:                         31,991,110             A+                A2
===============================================================================================

(1)   Issuer Credit rating.

Significant Loans
================================================================================

Combined Large Loan Characteristics:

==========================================================================================================================
                                                Cherry Creek Mall
==========================================================================================================================
  Note             Property Type      Cut-Off Date    % of     Coupon     Term to     Amortization     DSCR      LTV
                                         Balance      Loan                  ARD           Term
==========================================================================================================================
 A Note                Retail          $148,497,918    83.9%    TBD       7 years     25 years(2)      1.71x    47.6%
                  (Regional Mall)
--------------------------------------------------------------------------------------------------------------------------
B Note(1)              Retail           $28,502,082    16.1%    TBD       7 years     25 years(2)        -        -
                  (Regional Mall)
==========================================================================================================================
    Total / Weighted Average:          $177,000,000   100.0%   7.680%     7 years     25 years(2)      1.47x    56.8%
==========================================================================================================================

(1)   Placed privately.

================================================================================================================================
                                                          Annapolis Mall
================================================================================================================================
      Note             Property Type         Cut-Off Date    % of      Coupon    Term to     Amortization    DSCR      LTV
                                                Balance      Loan                  ARD           Term
================================================================================================================================
     A Note                Retail             $123,031,572    85.4%     TBD      10 years      30 years      1.51x   58.3%(3)
                      (Regional Mall)
--------------------------------------------------------------------------------------------------------------------------------
     B Note(1)             Retail              $21,099,647    14.6%     TBD      10 years      30 years        -        -
                      (Regional Mall)
================================================================================================================================
        Total / Weighted Average:             $144,131,219   100.0%   8.177%     10 years      30 years      1.31x   68.2%(3)
================================================================================================================================

(1)   Placed privately.
(2) First five years interest only, then 25 year amortization schedule thereafter.
(3) There is also additional collateral in the form of a $15 million letter of credit, except that it is subject to release and reduction upon the satisfaction of certain conditions.

Significant Loans
================================================================================

Combined Large Loan Characteristics (cont'd):

===================================================================================================================================
                                                          Westfield Portfolio
===================================================================================================================================
      Note             Property Type        Cut-Off Date       % of    Coupon     Term to      Amortization    DSCR       LTV
                                               Balance         Loan                 ARD            Term
===================================================================================================================================
     A Note                Retail             $99,000,000      77.9%     TBD      10 years       30 years      1.87x     43.0%
                      (Regional Mall)
-----------------------------------------------------------------------------------------------------------------------------------
   B Note(1)               Retail             $28,128,567      22.1%     TBD      10 years       30 years        -         -
                      (Regional Mall)
===================================================================================================================================
        Total / Weighted Average:            $127,128,567     100.0%   8.177%     10 years       30 years      1.49x     55.2%
===================================================================================================================================

(1)   Placed privately.

==================================================================================================================================
                                                   Sangertown Square
==================================================================================================================================
      Note             Property Type         Cut-Off Date     % of     Coupon    Term to       Amortization     DSCR      LTV
                                                Balance       Loan                 ARD             Term
==================================================================================================================================
     A Note                Retail             $62,145,749     81.4%      TBD     10 years        30 years       1.76x    40.9%
                      (Regional Mall)
----------------------------------------------------------------------------------------------------------------------------------
   B Note(1)               Retail             $14,204,280     18.6%      TBD     10 years        30 years         -        -
                      (Regional Mall)
==================================================================================================================================
        Total / Weighted Average:             $76,350,029    100.0%    8.820%    10 years        30 years       1.45x    50.2%
==================================================================================================================================

(1)   Placed privately.

Significant Loans
================================================================================

Cherry Creek Mall; Denver, Colorado:

[PHOTO OMITTED]
                                             [PHOTO OMITTED]

Significant Loans
================================================================================

Cherry Creek Mall:

Principal Amount (A Note):         $148,497,918

Interest Rate:                     TBD (weighted average of A & B Note is
                                   7.680%)

Anticipated Repayment Date:        August 11, 2006

Term to ARD:                       7 years

Amortization:                      First five years interest only; 25 year
                                   schedule thereafter; hyper-amortization
                                   commencing after the ARD

Sponsor:                           Taubman Centers Inc.

Anchors: Foley's, Lord & Taylor, Saks Fifth Avenue and Neiman Marcus

Property:                          1,316,435 square foot, two-level enclosed
                                   regional mall

Location:                          Denver, Colorado

1999 In-Line Sales/SF:             $450

In-Line Cost of Occupancy:         14.6%

Overall Occupancy:                 97.5% (based on 12/31/99 rent rolls)

Value:                             $311.8 million

LTV (A Note):                      47.6%

DSCR (A Note):                     1.71x

Reserves:                          Springing (if DSCR falls below 1.30x or an
                                   event of default occurs on combined A & B
                                   Notes, monthly reserve of real estate taxes, insurance, capital improvements, leasing commissions and ground lease payments)

Lockbox: Borrower has access to account until DSCR falls below 1.30x or an event of default occurs or ARD

Significant Loans
================================================================================

Annapolis Mall; Annapolis, Maryland:

[PHOTO OMITTED]
                                             [PHOTO OMITTED]

Significant Loans
================================================================================

Annapolis Mall:

Principal Amount (A Note):         $123,031,572

Interest Rate:                     TBD (weighted average of A & B Note is
                                   8.177%)

Anticipated Repayment Date:        December 11, 2009

Term to ARD:                       10 years

Amortization:                      30 years; hyper-amortization commencing after
                                   the ARD

Sponsor:                           Westfield America, Inc.

Anchors: Hechts, Nordstrom, Lord & Taylor, JC Penney and Montgomery Ward

Property:                          1,116,630 square foot regional shopping
                                   center

Location:                          Annapolis, Maryland

1999 In-Line Sales/SF:             $415

In-Line Cost of Occupancy:         12.7%

Overall Occupancy:                 98.9% (based on 2/1/00 rent rolls)

Value:                             $211.2 million(1)

LTV:                               58.3%

DSCR:                              1.51x

Reserves:                          Springing (if DSCR falls below 1.25x or an
                                   event of default occurs, lockbox will be established for tenant improvements, leasing commissions, operating expenses and replacement reserves)

Lockbox:                           Hard for debt service, tax and insurance;
                                   Springing for reserves

(1) There is also additional collateral in the form of a $15 million letter of credit, except that it is subject to release or reduction upon satisfaction of certain considerations.

Significant Loans
================================================================================

Westfield Portfolio (Downtown Plaza; Sacramento, California):

[PHOTO OMITTED]
                                             [PHOTO OMITTED]

Significant Loans
================================================================================

Westfield Portfolio (Eastland Center; West Covina, California):

                                [PHOTO OMITTED]

Significant Loans
================================================================================

Westfield Portfolio:

Principal Amount (A Note):         $99,000,000

Interest Rate:                     TBD (weighted average of A & B Note is
                                   8.177%)

Anticipated Repayment Date:        December 11, 2009

Term to ARD:                       10 years

Amortization:                      30 years; hyper-amortization commencing after
                                   the ARD

Sponsor:                           Westfield America, Inc.

Anchors: Macy's, Macy's Men's & Furniture, Target, Mervyn's and Burlington Coat Factory

Property:                          Downtown Plaza, a 1,191,347 square foot
                                   regional shopping mall and Eastland Center, an 846,781 square foot power center. Total
                                   GLA: 2,038,128 square feet

Location:                          California

Value:                             $230.2 million

LTV (A Note):                      43.0%

DSCR (A Note):                     1.87x

Reserves:                          Springing (if DSCR falls below 1.25x or if an
                                   event of default occurs, lockbox will be established for replacement reserves, leasing commissions, tenant improvements, and operating expenses)

Lockbox:                           Hard for debt service, tax and insurance;
                                   Springing for reserves

Significant Loans
================================================================================

Westfield Portfolio (cont'd):

====================================================================================================================================
                                                  Property Characteristics
====================================================================================================================================
                                                                   1999                         In-Line
     Property         Location          Total      In-Line GLA    In-Line      Overall          Cost of           Anchors
                                       GLA (SF)        (SF)       Sales/SF   Occupancy(1)      Occupancy
------------------------------------------------------------------------------------------------------------------------------------
Downtown Plaza     Sacramento, CA      1,191,347      405,258      $314        96.9%            12.9%        Macy's and Macy's
                                                                                                             Men's & Furniture
------------------------------------------------------------------------------------------------------------------------------------
Eastland Center    West Covina, CA       846,781      544,981      $217        97.0%             4.0%       Target, Mervyn's, and
                                                                                                           Burlington Coat Factory
====================================================================================================================================
Total/Weighted Average:                                            $271        96.9%             9.0%                --
====================================================================================================================================

(1)   Based on 2/1/00 rent rolls.

Significant Loans
================================================================================

Sangertown Square; New Hartford, New York:

                                [PHOTO OMITTED]

Significant Loans
================================================================================

Sangertown Square:

Principal Amount (A Note):         $62,145,749

Interest Rate:                     TBD (weighted average of A & B Note is
                                   8.820%)

Anticipated Repayment Date:        December 1, 2009

Term to ARD:                       10 years

Amortization:                      30 years; hyper-amortization commencing after
                                   the ARD

Sponsor:                           The Pyramid Companies

Anchors:                           Sears, Kaufmann's, JC Penney and Bradlees

Property:                          855,360 square foot, fully enclosed regional
                                   mall

Location:                          New Hartford, New York

1999 In-Line Sales/PSF:            $370

In-Line Cost of Occupancy:         11.6%

Overall Occupancy:                 93.7% (based on 2/00 rent roll)

Value (A Note):                    $152.0 million

LTV (A Note):                      40.9%

DSCR:                              1.76x

Reserves:                          Replacement: $175,000/year; Tenant Rollover:
                                   $200,000/year; Renovation: $2,000,000(1); Tax
                                   & Insurance: Funded monthly based on
                                   estimated annual expenses; Debt Service: One month of debt service(2)

Lockbox:                           Hard

(1) In the event that the borrower has not substantially completed a major renovation of the property by 12/1/08, borrower will be required to establish such renovation reserve.
(2) Subject to release based on achievement of certain NOI tests (trailing 12 months NOI should at least be $11.3 million).

Investor Reporting
================================================================================

Updated collateral summary information will be a part of the monthly remittance report in addition to detailed P&I payment and delinquency information. Quarterly NOI and Occupancy data, to the extent delivered by the borrowers, will be available to Certificateholders through the Trustee. The following is a list of all the reports that will be available to Certificateholders.

            Name of Report                          Description (information provided)
---------------------------------------------------------------------------------------------------------------
     1      Remittance Report                       principal and interest distributions, principal balances
---------------------------------------------------------------------------------------------------------------
     2      Mortgage Loan Status Report             portfolio stratifications
---------------------------------------------------------------------------------------------------------------
     3      Comparative Financial Status Report     revenue, NOI, DSCR to the extent available
---------------------------------------------------------------------------------------------------------------
     4      Delinquent Loan Status Report           listing of delinquent mortgage loans
---------------------------------------------------------------------------------------------------------------
     5      Historical Loan Modification Report     information on modified mortgage loans
---------------------------------------------------------------------------------------------------------------
     6      Historical Loss Estimate Report         liquidation proceeds, expenses, and realized losses
---------------------------------------------------------------------------------------------------------------
     7      REO Status Report                       NOI and value of REO
---------------------------------------------------------------------------------------------------------------
     8      Servicer Watch List                     listing of loans in jeopardy of becoming Specially Serviced
---------------------------------------------------------------------------------------------------------------
     9      Loan Payoff Notification Report         listing of loans that have given notice of intent to payoff

Timeline
================================================================================

Date                               Event
================================   =============================================
Week of March 13th, 2000           Structural & Collateral Term Sheets Available
                                   Red Herrings Available
                                   Rating Agency Pre-Sale Reports Available
                                   Internet Access Site Available
                                   Road shows
--------------------------------------------------------------------------------
Week of March 20th, 2000           Road shows (cont'd)
                                   Investor Calls
--------------------------------------------------------------------------------
Week of March 27th, 2000           Pricing
--------------------------------------------------------------------------------
April 6th, 2000                    Closing
--------------------------------------------------------------------------------